Share-Based Payments	9 Months Ended
Jul. 31, 2026
Text Block [Abstract]
Share-Based Payments
12.	Share-based payments
In Q1 2026, the Bank granted 1,428,056 options with an exercise price of $100.35 per option and a weighted average fair value of $10.68 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
The Bank recorded a decrease to equity – other reserves of $1 million for the three months ended July 31, 2026 and an increase of $9 million for the nine months ended July 31, 2026 (July 31, 2025 – $2 million and $13 million), as a result of equity-classified share-based payment expense.